                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 March 28, 2003
                                 --------------


                       COCA-COLA BOTTLING CO. CONSOLIDATED
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-9286               56-0950585
       --------------               ----------------          ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 557-4400
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Required FD Disclosure.

The Registrant issued a press release on March 28, 2003 announcing the Company's purchase of an additional interest in Piedmont Coca-Cola Bottling Partnership from The Coca-Cola Company for $53.5 million. This transaction was financed by the issuance of $100 million of 5.30% Senior Notes due 2015, on March 27, 2003. The balance of the net proceeds from the issuance of these senior notes was used to repay borrowings under the Company's term loan agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements. Not applicable.

        (b) Pro Forma Financial Information. Not applicable.

        (c) Exhibits. The following exhibit is filed herewith:

            99.1 Press release issued on March 28, 2003.






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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COCA-COLA BOTTLING CO. CONSOLIDATED
                              -----------------------------------
                                       (REGISTRANT)


Date: March 31, 2003          BY:            /s/ David V. Singer
                                 -----------------------------------------------
                                               David V. Singer
                                  Principal Financial Officer of the Registrant
                                                   and
                                  Executive Vice President and Chief Financial
                                                 Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                    Commission File No:
March 28, 2003                                                    0-9286

                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                  EXHIBIT INDEX

Exhibit No.                             Exhibit Description
-----------                             -------------------

  99.1                                  Press release issued on March 28, 2003.